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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

                                                                                                     March 1, 2004
                                                                                                       Ownership
ALABAMA
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiaries
                  SCI Alabama Funeral Services, Inc. ..............................................       100%
                  SCI Georgia Funeral Services, Inc. (DE Corp) Alabama subsidiary
                           ECI Alabama Services, LLC ..............................................       100%
ALASKA
         SCI Funeral Services, Inc. (Iowa Corp) Alaska subsidiary
                  SCI Alaska Funeral Services, Inc. ...............................................       100%

ARIZONA
         SCI Funeral Services, Inc. (Iowa Corp) Arizona subsidiaries
                  SCI Arizona Funeral Services, Inc. ..............................................       100%

ARKANSAS
         SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiary
                  SCI Arkansas Funeral Services, Inc. .............................................       100%

CALIFORNIA
         SCI Funeral Services, Inc. (Iowa Corp) California subsidiaries
                  SCI California Funeral Services, Inc. ...........................................       100%
                           Mount Vernon Memorial Park .............................................       100%
         SCI Special, Inc. (DE Corp)
                  SCI Administrative Services, LLC (DE LLC)
                           SCI Management L.P. -- (DE LP) California subsidiary
                                    SCI Western Operations HQ, Inc. ...............................       100%

COLORADO
         SCI Funeral Services, Inc. (Iowa Corp) Colorado subsidiary
                  SCI Colorado Funeral Services, Inc. .............................................       100%

CONNECTICUT
         SCI Funeral Services, Inc. (Iowa Corp) Connecticut subsidiary
                  SCI Connecticut Funeral Services, Inc. ..........................................       100%

DELAWARE
         BestHalf.com, Inc. .......................................................................        80%
         Christian Funeral Services, Inc. .........................................................       100%
         SCI Funeral Services, Inc. (Iowa Corp) Delaware subsidiaries
                  Affiliated Family Funeral Service, Inc. (Mass. corp), Delaware subsidiaries
                           ECI-Carr Funeral Home, Inc. ............................................        49%
                           ECI-Fay McCabe Funeral Home, Inc. ......................................        49%
                           ECI-Henderson Funeral Home, Inc. .......................................        49%
                           ECI-Rapino Memorial Home, Inc. .........................................        49%
                  ECI-San Jose, Inc. ..............................................................       100%
                  ECI Services of Georgia, Inc. ...................................................       100%
                  ECI Services of Louisiana, Inc. .................................................       100%
                  ECI Services of Maine, Inc. .....................................................       100%
                  ECI Services of New Hampshire, Inc. .............................................       100%
                  ECI Services of South Dakota, Inc. ..............................................       100%
                  ECI Services of Vermont, Inc. ...................................................       100%
                  Lake View Management Company, Inc. ..............................................       100%
                  Memorial Guardian Plans, Inc. ...................................................       100%
                  SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
                           California Cemetery and Funeral Services, LLC ..........................         5%
                     ECI Capital Corporation ......................................................       100%

                                       1
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
                           California Cemetery and Funeral Services, LLC ..........................        95%
                  SCI Funeral Services, Inc. ......................................................       100%
                  SCI Georgia Funeral Services, Inc. ..............................................       100%
                           ECI Alabama Services, LLC (AL LLC) Delaware subsidiary
                                    ECI-Chapel Hill, Inc. .........................................       100%
                  SCI Indiana Funeral Services, Inc. ..............................................       100%
                  SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
                           SCI Iowa Finance Company ...............................................       100%
                  SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
                           ECI Cemetery Services of Maryland, LLC .................................       100%
                  SCI Missouri Funeral Services, Inc. (MO Corp) Delaware subsidiary
                           Missouri Commemorative Services, LLC ...................................       100%
                  SCI Ohio Funeral Services, Inc. (OH Corp) Delaware subsidiary
                           Rose Hill Securities Company ...........................................       100%
                  SCI Pennsylvania Funeral Services, Inc.(PA Corp)Delaware subsidiary
                           Gabauer Funeral Home, Inc. .............................................       100%
                  SCI Texas Funeral Services, Inc. ................................................       100%
                           Texas Marker, L.P. .....................................................         1%
                           Professional Funeral Traditions, LLC ...................................       100%
                                    Texas Marker, L.P. ............................................        99%
                           CemCare, Inc. ..........................................................       100%
                  SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiaries
                           SCI Loan Services, LLC .................................................       100%
                                    PSI Funding, Inc. .............................................       100%
         Salvatore Air Transportation Corp. .......................................................       100%
         SCI Aviation, Inc. .......................................................................       100%
         SCI Executive Services, Inc. .............................................................       100%
         SCI Financial Services, Inc. .............................................................       100%
                  Making Everlasting Memories, L.L.C. .............................................        80%
                  Purple Cross Insurance Agency, Inc. .............................................       100%
                  SCI Investment Services, Inc. ...................................................       100%
         SCI International Limited ................................................................       100%
                  Galahad Investment Corporation ..................................................        20%
                  Kenyon International Emergency Services, Inc. ...................................       100%
                  SCI Financing Corporation .......................................................       100%
                  Service Corporation International (Canada) Limited (CAN Corp) DE subsidiary
                           SCI Funeral & Cemetery Purchasing Cooperative, Inc. ....................        20%
                           Centre Funeraire Cote-des-Neiges Inc. (CAN Corp) DE subsidiary
                                    SCI Funeral & Cemetery Purchasing Cooperative, Inc. ...........        20%
         SCI Special, Inc. ........................................................................       100%
                  SCI Administrative Services, LLC-General Partner of .............................       100%
                           SCI Management L.P. ....................................................         1%
                  Remembrance Memorial Traditions, LLC-Limited Partner of .........................       100%
                           SCI Management L.P. ....................................................        99%
                                    Dignity Memorial Network, Inc. ................................       100%
                                              SCI Funeral & Cemetery Purchasing Cooperative, Inc...        20%
                                    SCI Western Operations HQ, Inc. (CA Corp)
                                              SCI Funeral & Cemetery Purchasing Cooperative, Inc. .        20%
                                    SCI EOps HQ, Inc. (NY Corp)
                                         SCI Eastern Operations HQ Services, L.P. (TX LP)
                                              SCI Funeral & Cemetery Purchasing Cooperative, Inc. .        20%
                                    SCI Houston Hub, Inc. (TX Corp)
                                         SCI Houston Market Support Center, L.P. (TX LP)
                                              SCI Funeral & Cemetery Purchasing Cooperative, Inc. .        20%
                  SCI Capital Corporation .........................................................       100%
                           Investment Capital Corporation (TX Corp) Delaware subsidiary
                                    IFC-YP, Inc. ..................................................       100%

DISTRICT OF COLUMBIA
         SCI Funeral Services, Inc. (Iowa Corp) DC subsidiaries
                  Joseph Gawler's Sons, Inc. ......................................................       100%
                  Witzke Funeral Homes, Inc. ......................................................       100%

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
FLORIDA
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                  SCI Funeral Services of Florida, Inc. ...........................................       100%
                           Florida Marker, LLC ....................................................       100%
                           FM Cemetery, Inc. ......................................................       100%
                           Fountainhead Memorial Park, LLC ........................................       100%
                           Lakeview Memorial Gardens, LLC .........................................       100%
                           Memorial Plans, Inc. ...................................................       100%
                           MR Advertising Agency, LLC .............................................       100%
                           Sharon Gardens Limited Partnership .....................................       100%

GEORGIA
         SCI Funeral Services, Inc. (Iowa Corp) Georgia subsidiaries
                  SCI Georgia Funeral Services, Inc. (DE Corp) Georgia subsidiaries
                           ECI Cemetery Services of Georgia, LLC ..................................       100%
                           SCI Georgia Land, Inc. .................................................       100%

HAWAII
         SCI Funeral Services, Inc. (Iowa Corp) Hawaii subsidiaries
                  SCI Hawaii Funeral Services, Inc. ...............................................       100%
                           Hawaiian Memorial Life Plan, Ltd. ......................................       100%

ILLINOIS
         SCI Funeral Services, Inc. (Iowa Corp) Illinois subsidiaries
                  SCI Illinois Services, Inc. .....................................................       100%
                  Lake View Memorial Gardens, Inc. ................................................       100%
                           Lake View Funeral Home, Inc. ...........................................       100%

IOWA
         SCI Funeral Services, Inc. ...............................................................       100%
                  Bunker's Eden Vale, Inc. ........................................................       100%
                  SCI Iowa Funeral Services, Inc. .................................................       100%

KANSAS
         SCI Funeral Services, Inc. (Iowa Corp) Kansas subsidiary
                  SCI Kansas Funeral Services, Inc. ...............................................       100%

KENTUCKY
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
                  SCI Kentucky Funeral Services, Inc. .............................................        99%

LOUISIANA
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
                  SCI Louisiana Funeral Services, Inc. ............................................       100%

MARYLAND
         SCI Funeral Services, Inc. (Iowa Corp) Maryland subsidiaries
                  HFH, Inc. .......................................................................       100%
                           Bradley-Ashton-Matthews Funeral Home, Inc. .............................       100%
                           Burgee Henss-Seitz Funeral Home, Inc. ..................................       100%
                           Charles S. Zeiler & Son, Inc. ..........................................       100%
                           Danzansky-Goldberg Memorial Chapels, Inc. ..............................       100%
                           Edward Sagel Funeral Direction, Inc. ...................................       100%
                           Fleck Funeral Home, Inc. ...............................................       100%
                           Gary L. Kaufman Funeral Home at
                                    Meadowridge Memorial Park, Inc. ...............................       100%
                           Gary L. Kaufman Funeral Home Southwest, Inc. ...........................       100%
                           Lemmon Funeral Home of Dulaney Valley, Inc. ............................       100%
                           Loring Byers Funeral Directors, Inc. ...................................       100%
                           Miller-Dippel Funeral Home, Inc. .......................................       100%
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
                           Moran-Ashton Funeral Home, Inc. ........................................       100%
                           National Cremation Service, Inc. .......................................       100%
                           Sterling-Ashton Schwab Funeral Home, Inc. ..............................       100%
                           Witzke Funeral Home of Catonsville, Inc. ...............................       100%
                                    Witzke, Inc. ..................................................     55.17%
                  SCI Maryland Funeral Services, Inc. .............................................       100%
                           George Washington Cemetery Company, LLC ................................       100%

MASSACHUSETTS
         SCI Funeral Services, Inc. (Iowa Corp) Massachusetts subsidiaries
                  Affiliated Family Funeral Service, Inc. .........................................       100%
                           AFFS Boston, Inc. ......................................................        40%
                           AFFS North, Inc. .......................................................        30%
                           AFFS Norwood, Inc. .....................................................        40%
                           AFFS Quincy, Inc. ......................................................        40%
                           AFFS South Coast East, Inc. ............................................        40%
                           AFFS South Coast West, Inc. ............................................        10%
                           AFFS West, Inc. ........................................................        30%
                           Brunelle Funeral Home, Inc. ............................................        40%
                           Langone Funeral Home, Inc. .............................................        40%
                           Messier Funeral Home, Inc. .............................................        40%
                           Perlman Funeral Home, Inc. .............................................        40%
                           Pillsbury Funeral Homes, Inc. ..........................................        40%
                           Stanetsky Memorial Chapels, Inc. .......................................        40%
                           Sullivan Funeral Homes, Inc. ...........................................        40%

MICHIGAN
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiary
                  SCI Michigan Funeral Services, Inc. .............................................       100%

MINNESOTA
         SCI Funeral Services, Inc. (Iowa Corp) Minnesota subsidiaries
                  SCI Minnesota Funeral Services, Inc. ............................................       100%
                           Crystal Lake Cemetery Association ......................................       100%

MISSISSIPPI
         SCI Funeral Services, Inc. (Iowa Corp) Mississippi subsidiaries
                  SCI Mississippi Funeral Services, Inc. ..........................................       100%
                           Nowell Funeral Homes, Inc. .............................................       100%
                                    Nowell-Flippin Funeral Home
                                            (MS Partnership) ......................................      7.83%
                           Nowell Funeral Services, Inc. of Kosciusko,
                                    Mississippi ...................................................       100%
                                            Nowell-Flippin Funeral Home (MS Partnership ...........     15.67%

MISSOURI
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
                  SCI Missouri Funeral Services, Inc. .............................................       100%
                           Memorial Guardian Plans, Inc. ..........................................       100%

NEBRASKA
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
                  SCI Nebraska Funeral Services, Inc. .............................................       100%

NEVADA
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
                  SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
                           SCI Texas Finance Company ..............................................       100%

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
NEW JERSEY
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
                  SCI New Jersey Funeral Services, Inc. ...........................................       100%
                           Garden State Crematory, Inc. ...........................................       100%
                           Wien & Wien, Inc. ......................................................       100%

NEW MEXICO
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                  SCI New Mexico Funeral Services, Inc. ...........................................       100%
                           Southwest Commemorative Services, Inc. .................................       100%

NEW YORK
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
                  SCI Funeral Services of New York, Inc. ..........................................       100%
                           Chas. Peter Nagel Inc. .................................................       100%
                           I. J. Morris, Inc. .....................................................       100%
                           Marsellus Casket Company, Inc. .........................................       100%
                           New York Funeral Chapels, Inc. .........................................       100%
                           New York Marker, LLC ...................................................       100%
                           Thomas M. Quinn & Sons, Inc. ...........................................       100%
         SCI Special, Inc. (DE Corp)
                  SCI Administrative Services, LLC (DE LLC)
                           SCI Management L.P. -- (DE LP) New York subsidiary
                                    SCI EOps HQ, Inc. .............................................       100%

NORTH CAROLINA
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
                  SCI North Carolina Funeral Services, Inc. .......................................       100%

OHIO
         SCI Funeral Services, Inc. (Iowa Corp) Ohio subsidiaries
                  SCI Ohio Funeral Services, Inc. .................................................       100%
                           The Knollwood Cemetery Company .........................................       100%

OKLAHOMA
         SCI Funeral Services, Inc. (Iowa Corp) Oklahoma subsidiaries
                  SCI Oklahoma Funeral Services, Inc. .............................................       100%
                           Memorial Gardens Association ...........................................       100%
                           Memorial Park Association-A Trust ......................................       100%
                           Memorial Park Cemetery of Bartlesville, Oklahoma,
                                    A Business Trust ..............................................       100%
                           Rose Hill Burial Park, a Trust .........................................        90%
                           Rose Hill Memorial Park Trust ..........................................       100%
                           Sunny Lane Cemetery, A Property Trust ..................................       100%
                           Sunset Memorial Park Cemetery Trust ....................................       100%

OREGON
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                  SCI Oregon Funeral Services, Inc. ...............................................       100%
                           Uniservice Corporation .................................................       100%

PENNSYLVANIA
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                  Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
                           Ensure Agency of Pennsylvania, Inc. ....................................       100%
                  SCI Pennsylvania Funeral Services, Inc. .........................................       100%
                           Auman Funeral Home, Inc. ...............................................       100%
                           Ed Melenyzer Co. .......................................................       100%
                           Funeral Corporation Pennsylvania .......................................       100%
                                    Laughlin Funeral Home, Ltd. ...................................       100%
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
                                    Luther M. Kniffen, Inc. .......................................       100%
                                    Rohland Funeral Home ..........................................       100%
                           Harold B. Mulligan Co., Inc. ...........................................       100%
                           Stephen R. Haky Funeral Home, Inc. .....................................       100%
                           Theo. C. Auman, Inc. ...................................................       100%
                                    Auman's, Inc. .................................................       100%
                                    Francis F. Seidel, Inc. .......................................       100%
RHODE ISLAND
         SCI Funeral Services, Inc. (Iowa Corp) Rhode Island subsidiary
                  SCI Rhode Island Funeral Services, Inc. .........................................       100%

SOUTH CAROLINA
         SCI Funeral Services, Inc. (Iowa Corp) South Carolina subsidiary
                  SCI South Carolina Funeral Services, Inc. .......................................       100%

TENNESSEE
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                  SCI Tennessee Funeral Services, Inc. ............................................       100%
                           Lynnhurst Cemetery, Inc. ...............................................       100%
                           Memphis Memory Gardens, Inc. ...........................................       100%

TEXAS
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                  JPH Properties, Inc. ............................................................       100%
                  Professional Funeral Associates, Inc. ...........................................       100%
                  SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
                           FHC Realty, Inc. .......................................................       100%
                           Texas Marker, L.P. .....................................................       100%
                           WFG Liquidation Corporation ............................................       100%
         SCI Special, Inc. (DE Corp)
                  SCI Capital Corporation (DE Corp) Texas subsidiary
                           Investment Capital Corporation .........................................       100%
                  SCI Administrative Services, LLC (DE LLC)
                           SCI Management L.P.-- (DE LP)  Limited Partner of
                                    SCI Eastern Operations HQ Services, L.P. ......................        99%
                                    SCI Houston Market Support Center, L.P. .......................        99%
                                    SCI EOps HQ, Inc. (NY Corp) - General Partner of
                                            SCI Eastern Operations HQ Services, L.P. ..............         1%
                                    SCI Houston Hub, Inc. General Partner of ......................       100%
                                            SCI Houston Market Support Center, L.P. ...............         1%

UTAH
         SCI Funeral Services, Inc. (Iowa Corp) Utah subsidiaries
                  SCI Utah Funeral Services, Inc. .................................................       100%
                           Wasatch Land and Improvement Company ...................................       100%

VIRGINIA
         SCI Funeral Services, Inc. (Iowa Corp) Virginia subsidiaries
                  Memorial Guardian Plans, Inc. (Delaware Corp) Virginia subsidiary
                           Sentinel Security Plans, Inc. ..........................................       100%
                  SCI Virginia Funeral Services, Inc. .............................................       100%

WASHINGTON
         SCI Funeral Services, Inc. (Iowa Corp) Washington subsidiary
                  SCI Washington Funeral Services, Inc. ...........................................       100%

WEST VIRGINIA
         SCI Funeral Services, Inc. (Iowa Corp) West Virginia subsidiaries
                  SCI West Virginia Funeral Services, Inc. ........................................       100%
                           Rosedale Cemetery Company ..............................................       100%
                           Rosedale Funeral Chapel, Inc. ..........................................       100%

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
WISCONSIN
         SCI Funeral Services, Inc. (Iowa Corp) Wisconsin subsidiary
                  SCI Wisconsin Funeral Services, Inc. ............................................       100%


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